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                                                                EXHIBIT 4.2


COMMON STOCK                                                 COMMON STOCK
  NUMBER                                                        SHARES

INCORPORATED UNDER THE LAWS OF                        SEE REVERSE FOR CERTAIN
   THE STATE OF ILLINOIS                                     DEFINITIONS


  THIS CERTIFICATE IS TRANSFERABLE IN                      CUSIP  404429 10 2
CHICAGO, ILLINOIS, OR NEW YORK, NEW YORK

                                     [HA-LO LOGO]
                               HA - LO INDUSTRIES, INC.


     THIS CERTIFIES THAT



     IS THE OWNER OF


     FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE, OF
                             HA - LO INDUSTRIES, INC.

   TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

   THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.

   WITNESS THE FACSIMILE SEAL AND THE SIGNATURES OF ITS DULY AUTHORIZED
   OFFICERS.

   DATED

    [SIGNATURE]                      [SEAL]                         [SIGNATURE]
     SECRETARY                                                        PRESIDENT

COUNTERSIGNED AND REGISTERED:
      HARRIS TRUST AND SAVINGS BANK                              TRANSFER AGENT
          (CHICAGO, ILLINOIS)                                     AND REGISTRAR

BY                                                         AUTHORIZED SIGNATURE

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                       HA-LO INDUSTRIES, INC.


     The record holder of this Certificate may obtain from the Secretary of the Corporation, upon request and without charge, a full statement of the designations, relative rights, preferences and limitations of the shares of each class authorized to be issued; the designations, relative rights, preferences and limitations of each series of preferred shares authorized to be issued so far as the same have been fixed; and the authority of the Board of Directors to designate and fix the relative rights, preferences and limitations of other series.

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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM - as tenants in common
          TEN ENT - as tenants by the entireties
           JT TEN - as joint tenants with
                    right of survivorship and
                    not as tenants in common

         UNIF GIFT MIN ACT - ____________________ Custodian ___________________
                                  (Cust)                          (Minor)
                                  under Uniform Gifts to Minors
                                  Act __________________________________
                                                  (State)


                 Additional abbreviations may also be used though not
                            in the above list.

     FOR VALUE RECEIVED, _________________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

Please insert Social Security or Other
    Identifying Number of Assignee
_____________________________________________________________________________
_____________________________________________________________________________
          PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
______________________________________________________________________SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ___________________________________________
ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED,______________________    X  __________________________________________
                                X  __________________________________________
                                   NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                   MUST CORRESPOND WITH THE NAME(S) AS
                                   WRITTEN UPON THE FACE OF THE CERTIFICATE,
                                   IN EVERY PARTICULAR, WITHOUT ALTERATION OR
                                   ENLARGEMENT, OR ANY CHANGE WHATEVER.


SIGNATURE GUARANTEED: _______________________________________________